Exhibit 32.1

CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Tony N. Frudakis, President, Secretary and Treasurer of Quetzal Capital I, Inc. (the “Company”), hereby certify to my knowledge that:

(1)
The Company’s quarterly report on Form 10-QSB for the quarter ended March 31, 2006 (the “Form 10-QSB”)
fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

QUETZAL CAPITAL I, INC. (Registrant)

Dated: May 15, 2006	By:	/s/ Tony N. Frudakis
Tony N. Frudakis
President, Secretary and Treasurer (Principal Accounting Officer)